Exhibit 99.1

CRA Funding 1, LLC

BasePoint Capital, LLC

BasePoint MCA Securitization LLC – Asset-Backed

Notes, Series 2023-1 Transaction

Consultant Report

September 28, 2023

For information related to this report, contact:

CBIZ MHM, LLC
1001 Conshohocken State Road, Suite 1-406
West Conshohocken, PA 19428-2906

M. Michael Aquino	Kristin D. Stanton
Lead Managing Director	Senior Manager
(610) 862-2737	(610) 862-2205
maquino@cbiz.com	kstanton@cbiz.com

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE

RELIED UPON BY ANY THIRD PARTY.

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

Consultant Engagement

Client Name:	CRA Funding 1, LLC
BasePoint Capital, LLC
BasePoint MCA Securitization LLC, Asset-Backed Notes,
Series 2023-1

Servicer Address:	CRA Funding 1, LLC
75 Rockefeller Plaza, 16th Floor
New York, NY 10019

Servicer Principal Contact:	Michael Petronio

Servicer Phone Number:	212-220-2660

Consultants:	Carla Prebelli-Elwell
Michael Glennon
Kristin D. Stanton

Report Date:	September 28, 2023

Engagement Dates:	July 24 – Sept. 28, 2023

Client and Company Contact: Mr. Michael Petronio, Managing Director

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

September 28, 2023

PRIVATE & CONFIDENTIAL

BasePoint Capital, LLC

75 Rockefeller Plaza, 20th Floor

New York, NY 10019

Attention: General Counsel

Dear Sir or Madame:

Please find our enclosed Consultant Report (“the Report”) which was prepared at the request of CRA Funding 1, LLC, as Seller and Servicer (“Seller” and “Master Servicer”), BasePoint Capital, LLC (“Sponsor”) and BasePoint MCA Securitization LLC (“Issuer”, “SPV”, “Purchaser” or “Company” and together with the Seller, Master Servicer, and Sponsor, “you,” “Specified Parties,” or “Client”) in connection with the Preliminary Offering Memorandum (“POM”), which date still needs to be determined (“Transaction”) and in accordance with the terms of our Engagement Letter dated July 18, 2023.

Client Acknowledgements

By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.

The Report contains a description of the following:

(i) the type of assets;

(ii) the sample size;

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

(iii) how the sample size was determined and, if applicable, computed; and

(iv) the scope and manner of the Services performed.

None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:

(i) the value of collateral securing such assets;

(ii) the compliance of the originator of the assets with federal, state, and local laws and regulations; or

(iii) the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

We have not verified the information we obtained or presented in the Report, unless specified therein.

Use of the Report

This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ” or “Consultants”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated July 18, 2023 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report.

Updating the Report

We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.

Very truly yours, CBIZ MHM, LLC

By:	/s/ M. Michael Aquino
M. Michael Aquino, Lead Managing Director

CBIZ MHM, LLC

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

Legal Notice

This Report is provided solely to Client for its internal use and information, pursuant to our Engagement Letter dated July 18, 2023 with no third-party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.

If this Report is received by anyone other than Client, the recipient is placed on notice that the attached Report has been prepared solely for Client for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of Client and CBIZ. CBIZ shall have no liability, and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ provides under this Report. Client further acknowledges and agrees CBIZ is not a law firm and is not providing legal advice or analysis and that CBIZ has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the services. CBIZ expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of services as outlined herein.

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

General Information

During this engagement, the Consultants conducted discussions with the following Company personnel:

Individual	Title	Tenure
Michael Petronio	Managing Director – Banking & Transaction Management	2 years
Daniel Woroniecki	Director of Data Analytics	9 years
Deborah Goodman	VP, Transaction Management	2 years

Report-Specific Terminology

The following abbreviated terminology is used at times throughout this Report:

• Client	CRA Funding 1, LLC, BasePoint Capital, LLC and BasePoint MCA Securitization LLC
• Seller, and Master Servicer	CRA Funding 1, LLC
• Sponsor	BasePoint Capital, LLC
• Issuer, SPV, Purchaser or Company	BasePoint MCA Securitization LLC
• M	$000s
• MM	$000,000s
• POM	Preliminary Offering Memorandum, which date still needs to be determined

Other Notes

Throughout the various tables presented in the report and accompanying exhibits, slight differences in totals may exist due to rounding occurrences. Any material variances that may occur are discussed within the body of the report.

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

TABLE OF CONTENTS

STATEMENT OF WORK		8

A.	DATA INTEGRITY TEST FOR LOAN	10

EXHIBITS

A.1	DATA INTEGRITY TEST FOR LOANS

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

STATEMENT OF WORK

PURSUANT TO THE ENGAGEMENT LETTER

DATED JULY 18, 2023 BY AND BETWEEN CBIZ MHM, LLC AND

CRA FUNDING 1, LLC (“SELLER” AND “MASTER SERVICER”),

BASEPOINT CAPITAL, LLC (“SPONSOR”) AND

BASEPOINT MCA SECURITIZATION LLC (“ISSUER”, “SPV”,

“PURCHASER” OR “COMPANY” AND TOGETHER WITH SELLER,

MASTER SERVICER, AND SPONSOR, “YOU” OR “CLIENT”)

Relevant Entities:

CRA Funding 1, LLC, as Seller and Servicer (“Seller” and “Master Servicer”), BasePoint Capital, LLC (“Sponsor”) and BasePoint MCA Securitization LLC (“Issuer”, “SPV”, “Purchaser” or “Company” and together with the Seller, Master Servicer, and Sponsor, “you” or “Client”)

Time Periods to be tested:

See the below Scope of Services

Location:

Remotely in the CBIZ office in West Conshohocken, PA

The Company’s office in New York, NY (if necessary or required)

Additional Request:

Document all discussions with and inquiries of management.

Note: All samples are judgmentally selected unless specified by the Client.

Consultant report should provide for glossary of defined terms which will serve as a point of reference for all capitalized terms found in the consulting report.

Consultant report should provide for a table listing individuals at the Company that provided assistance and/or are referenced in the consultant report. Table should provide for the following: name, title, phone number, affiliation, and tenure.

Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Company’s processes.

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

SCOPE OF SERVICES

A.	Data Integrity Test for BasePoint MCA Securitization LLC - Asset Backed Notes, Series 2023-1

1.

From the electronic data file provided by the Client as of June 30, 2023, select a sample of the largest 100 loans and another 100 loans selected on a judgmental basis (total of 200 loans to be tested - “Sample Group”) and perform the following data integrity test. For items marked below as “confirm”, note whether the item is noted as part of the underlying documentation. For items marked as “compare”, agree the item on the data tape to the Company’s underlying system. For items marked as “calculate “, calculate the noted item listed below for accuracy against the data file provided by the Servicer:

a.	Confirm and Compare Merchant name

b.	Compare the Merchant’s state personal address

c.	Compare Merchant’s SIC Code or NAICS Code (industry)

d.	Compare applicant’s FICO Score (at the time of origination)

e.	Compare internal credit grade (at the time of origination)

f.	Confirm and Compare payment frequency (daily or weekly)

g.	Compare the Merchant’s year founded date (at the time of origination)

h.	Calculate the Merchant’s years in business (at origination)

i.	Calculate and Compare Merchant’s Outstanding Receivables Balance (as of the end of the applicable Collection Period)

j.	Compare the Merchant’s original expected term

k.	Calculate the Merchant’s remaining expected term (as of the end of the applicable Collection Period)

I.	Confirm and Compare the Merchant’s factor rate

m.	Calculate and Compare the Receivable’s yield at origination

n.	Compare the Merchant’s Material Modification flag (as of the end of the applicable Collection Period) (Y/N)

o.	Calculate and Compare the missed payment factor (as of the end of the applicable Collection Period)

p.	Calculate and Compare the delinquency status (as of the end of the applicable Collection Period)

q.	Calculate and Compare the Performance Ratio (amount actually received / amount expected to be received)

2.

Document your testing results in a worksheet. In your written summary of results, note any exceptions and management’s response to such. Note that the names of Merchants should remain anonymous in documenting test results.

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

A.	Data Integrity Test for Loan

The Client provided an electronic data file as of June 30, 2023 for all pledged Receivables. The Consultants selected a sample of the largest 100 loans and a judgmental sample of another 100 loans (total of 200 loans - “Sample Group”).

For the “Compare” steps, the Company provided a .csv download from the system of record, Amazon Quicksight. It should be noted that Receivable’s yield at origination, missed payment factor, delinquency status, and Performance Ratio are not yet housed in the system. Management stated the system is being updated with this information in the near future. The system does, however, house the formula inputs necessary to calculate the previously mentioned steps; thus, steps m., o., p., and q. were calculated without exception.

The schedule for the Data File Integrity Test can be found as Exhibit A.1.

The Consultants noted the following results amongst the sampled 200 pledged Receivables based on inquiry of management and testing:

DATA INTEGRITY TEST	SAMPLE SIZE	EXCEPTIONS FOUND	%
a. Confirm and Compare Merchant name	200	0	0%
b. Compare the Merchant’s state personal address	200	0	0%
c. Compare Merchant’s SIC Code or NAICS Code (industry)	200	0	0%
d. Compare applicant’s FICO Score (at the time of origination)	200	0	0%
e. Compare internal credit grade (at the time of origination)	200	0	0%
f. Confirm and Compare payment frequency (daily or weekly)	200	0	0%
g. Compare the Merchant’s year founded date (at the time of origination)	200	0	0%
h. Calculate the Merchant’s years in business (at origination)	200	0	0%
i. Calculate and Compare Merchant’s Outstanding Receivables Balance (as of the end of the applicable Collection Period)	200	0	0%
j. Compare the Merchant’s original expected term	200	0	0%
k. Calculate the Merchant’s remaining expected term (as of the end of the applicable Collection Period)	200	0	0%
l. Confirm and Compare the Merchant’s factor rate	200	0	0%
m. Calculate and Compare the Receivable’s yield at origination	200	0	0%
n. Compare the Merchant’s Material Modification flag (as of the end of the applicable Collection Period) (Y/N)	200	0	0%
o. Calculate and Compare the missed payment factor (as of the end of the applicable Collection Period)	200	0	0%
p. Calculate and Compare the delinquency status (as of the end of the applicable Collection Period)	200	0	0%
q. Calculate and Compare the Performance Ratio (amount actually received / amount expected to be received)	200	0	0%

CRA Funding 1, LLC - BasePoint MCA Securitization LLC, Asset-Backed Notes, Series 2023-1	Consulting Report

(a)	The Merchant’s name on the June 30, 2023 electronic data file was compared to the system download and confirmed to the Loan Agreement without exception.

(b)	The Merchant’s state personal address on the June 30, 2023 electronic data file was compared to the system download without exception.

(c)	The Merchant’s SIC Code or NAICS Code (industry) on the June 30, 2023 electronic data file was compared to the system download without exception.

(d)	The applicant’s FICO Score (at the time of origination) on the June 30, 2023 electronic data file was compared to the system download without exception.

(e)	The internal credit grade (at the time of origination) on the June 30, 2023 electronic data file was compared to the system download without exception.

(f)	The payment frequency (daily or weekly) on the June 30, 2023 electronic data file was compared to the system download and confirmed to the Loan Agreement without exception.

(g)	The Merchant’s year founded date (at the time of origination) on the June 30, 2023 electronic data file was compared to the system download without exception.

(h)	The Merchant’s years in business (at origination) on the June 30, 2023 electronic data file was calculated without exception.

(i)

The Merchant’s Outstanding Receivables Balance (as of the end of the applicable Collection Period) on the June 30, 2023 electronic data file was compared to the system download and calculated without exception.

(j)	The Merchant’s original expected term on the June 30, 2023 electronic data file was compared to the system download without exception.

(k)	The Merchant’s remaining expected term on the June 30, 2023 electronic data file was calculated without exception.

(l)	The Merchant’s factor rate on the June 30, 2023 electronic data file was compared to the system download and confirmed to the Loan Agreement without exception.

(m)

The Merchant’s Receivable’s yield at origination on the June 30, 2023 electronic data file was calculated without exception. The Receivable’s yield at origination is not yet housed in the system but the calculation was performed with inputs from the system download.

(n)

The Merchant’s Material Modification flag (as of the end of the applicable Collection Period) on the June 30, 2023 electronic data file was compared to the system download without exception. It should be noted this is a default “No” as the company does not purchase material modifications and there are none in the portfolio.

(o)

The missed payment factor (as of the end of the applicable Collection Period) on the June 30, 2023 electronic data file was calculated without exception. The missed payment factor is not yet housed in the system but the calculation was performed with inputs from the system.

(p)

The delinquency status (as of the end of the applicable Collection Period) on the June 30, 2023 electronic data file was calculated without exception. The delinquency status is not yet housed in the system but the calculation was performed with inputs from the system.

(q)

The Performance Ratio on the June 30, 2023 electronic data file was calculated without exception. The Performance Ratio is not yet housed in the system but the calculation was performed with inputs from the system.